SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  May 19, 2004

World Financial Network Credit Card Master Note Trust
WFN Credit Company, LLC
World Financial Network Credit Card Master Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-113669, 333-113669-01, 333-113669-02	31-1772814
(Commission File Number)	(I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio	43801
(Address of Principal Executive Offices)	(Zip Code)

(614) 729-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

In connection with the offering of the Class A Series 2004-A Asset Backed Notes, the Class B Series 2004-A Asset Backed Notes and the Class C Series 2004-A Asset Backed Notes (collectively, the “Notes”) described in a Prospectus Supplement dated May 11, 2004, Mayer, Brown, Rowe & Maw LLP rendered an opinion regarding certain tax matters and an opinion regarding the legality of the Notes and the collateral certificate (the “Collateral Certificate”) issued by World Financial Network Credit Card Master Trust which secures the Notes.  A copy of those opinions are filed as exhibits to this report and are incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Document Description

(a)	Not applicable
(b)	Not applicable
(c)	Exhibit 5.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding the legality of the Notes and the Collateral Certificate
	Exhibit 8.1	Opinion of Mayer, Brown, Rowe & Maw LLP regarding certain tax matters.
	Exhibit 23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST
(as Co-Registrant)

By: WORLD FINANCIAL NETWORK NATIONAL BANK, as servicer and administrator of World Financial Network Credit Card Master Note Trust

Dated: May 19, 2004	By:	/s/ Robert P. Armiak
Name: Robert P. Armiak
Title: Senior Vice President & Treasurer

WFN CREDIT COMPANY, LLC
(Co-Registrant)

Dated: May 19, 2004	By:	/s/ Robert P. Armiak
Name: Robert P. Armiak
Title: Senior Vice President & Treasurer

WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
(as Co-Registrant)

By: WORLD FINANCIAL NETWORK NATIONAL BANK, as servicer of World Financial Network Credit Card Master Trust

Dated: May 19, 2004	By:	/s/ Robert P. Armiak
Name: Robert P. Armiak
Title: Senior Vice President & Treasurer